                                              This report contains 4 pages
                                                     (including cover page)
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Report (Date of earliest event reported)
                                   September 9, 1998
                                   ----------------

                            THE WEST COMPANY, INCORPORATED
          -----------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                          Commission File Number   1-8036
                          --------------------------------

                       Pennsylvania                        23-1210010
           -------------------------------------     ----------------------
          (State   or  other   jurisdiction   of        (I.R.S. Employer
          incorporation or organization)             Identification Number)


              101 Gordon Drive, PO Box 645,
                    Lionville, PA                          19341-0645
          -------------------------------------      ----------------------
             (Address of principal executive                 (Zip Code)
          offices)


          Registrant's telephone number, including area code  610-594-2900
                                                            --------------

                                         N/A
           -----------------------------------------------------------------
          Former name,  former address and  former fiscal year,  if changed since last report.

          Item 5.  Other Events.

          On September 9, 1998, the Company announced a pre-tax charge to earnings of $4.0 million, or $.15 per share. The press release describing this event is included in Exhibit 99.1 hereto and is incorporated herein by reference.


                                                                     Page 3


                                      SIGNATURES
                                      ----------







          Pursuant to the  requirements of the  Securities Exchange Act  of

          1934, the registrant has duly caused this report to be signed  on its behalf by the undersigned thereunto duly authorized.







                                        THE WEST COMPANY, INCORPORATED
                                        -----------------------------------
                                        (Registrant)






          September 9, 1998             /s/ Steven A. Ellers
          -------------                 ---------------------------------
          Date                          (Signature)

                                        Steven A. Ellers
                                        Senior Vice President,
                                        Finance and Administration


                                                                     Page 4

                                  INDEX TO EXHIBITS

          Exhibit                                                      Page
          Number                                                     Number

          99.1      The Company's Press  Release dated  September
                    9, 1998.